UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2019

NEW RESIDENTIAL INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 479-3150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange

7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange

7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

On August 20, 2019, New Residential Investment Corp. (the “Company”) issued a press release announcing the Company’s board of directors authorized the repurchase of up to $200 million of the Company’s common stock through December 31, 2020. Repurchases may be made from time to time through open market purchases or privately negotiated transactions, pursuant to one or more plans established pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 or by means of one or more tender offers, in each case, as permitted by securities laws and other legal requirements. The amount and timing of the purchases will depend on a number of factors including the price and availability of the Company’s shares, trading volume, capital availability, Company performance and general economic and market conditions. The share repurchase program may be suspended or discontinued at any time.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On August 21, 2019, the underwriters exercised a portion of their over-allotment option pursuant to the Underwriting Agreement, dated August 8, 2019. The Company issued 1,300,000 shares of the Company’s 7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25.00 per share, and received proceeds of $31,476,250 from the over-allotment exercise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
99.1	Press release, dated August 20, 2019, issued by New Residential Investment Corp.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2019

NEW RESIDENTIAL INVESTMENT CORP.

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer